UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2019

Commission file number 000-23446

SUGARMADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	94-3008888
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

(888) 982-1628
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 12, 2019, the Board of Director of the Company accepted the appointment of Mr. Khoi Dang (“Mr. Dang”) as a Director of the Company. The Board has determined Mr. Dang shall be considered an Independent Director in accordance with requirements for independent directors set forth by major stock exchanges and regulators. Mr. Dang is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. Dang is qualified to serve as a Director by way his extensive legal and business experience. Mr. Dang received his Bachelor of Arts Degree from the University of California, Los Angeles, a Masters of Pacific International Affairs (now Global Policy and Strategy) from the University of California, San Diego and a Juris Doctorate Degree from Santa Clara University Law School. Mr. Dang practices in the areas of corporate law, corporate finance, mergers and acquisitions, commercial transactions and banking. He has served as outside general counsel for a number of public and private companies and has a particular expertise in representing regulated entities, including financial institutions and their holding companies.

FORWARD-LOOKING STATEMENTS: This filing contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. At this time there are no assurances the Company’s acquisition efforts will be successful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: July 12, 2019	By:	/s/ Jimmy Chan
Name: Jimmy Chan
Title: Chief Executive Officer

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